SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

         Date of Report (Date of earliest event reported): June 26, 2006

                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                     0-32513                    87-0403239
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

          111 Airport Road, Warwick, Rhode Island                02889
          (Address of principal executive offices)             (Zip code)

        (401) 352-2300 Registrant's telephone number,including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2006, ICOA, Inc., a Nevada corporation (the "Company"), entered into an Amended and Restated Settlement Agreement (each an "Agreement") with each of Rick Schiffmann and Stephen Cummings. The Agreements replace previously executed Settlement Agreements that were executed on Friday, June 23, and subsequently revoked on Monday, June 26, in accordance with the terms of those agreements.

Pursuant to Mr. Schiffmann's Agreement, Mr. Schiffmann will receive six months of severance benefits, and the Company agreed to repay to Mr. Schiffmann outstanding expenses, consulting fees, and accrued salary over a period of fifteen months ending September 30, 2007. Mr. Schiffmann's Agreement provides that Sections 5 through 10 are the only provisions of the Employment Agreement between the Company and Mr. Schiffmann dated December 15, 2004 that survive his resignation and that Section 6 of the Employment Agreement only survives for a period of six months following the date of his resignation.

Pursuant to Mr. Cummings' Agreement, Mr. Cummings will receive five months of severance benefits, and the Company agreed to repay to Mr. Cummings outstanding expenses, consulting fees, and accrued salary over a period of fifteen months ending September 30, 2007. Mr. Cummings' Agreement provides that the Employment Agreement between the Company and Mr. Cummings dated October 25, 2005, is terminated and of no further force and effect.

Each Agreement contains non-solicitation, indemnification, and mutual release clauses.

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

To the extent applicable, the information disclosed under Item 1.01 above is incorporated into this Item 1.02 by reference.


ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (b)    Departure of Directors or Principal Officers

On June 26, 2006, the Board of Directors of the Company accepted the resignation of Richard Schiffmann, Jr. from the positions of CEO, President, and Director of the Company.

On June 26, 2006, the Board of Directors of the Company accepted the resignation of Stephen Cummings from the position of Chief Financial Officer and Secretary of the Company.

         (c)    Appointment of Directors or Principal Officers

On June 26, 2006, the Board of Directors of the Company appointed George Strouthopoulos to the positions of CEO and President in addition to his position as Chairman of the Board of Directors.

On June 26, 2006, the Board of Directors of the Company appointed Erwin Vahlsing, Jr. to the position of Chief Financial Officer and Secretary in addition to his position as a member of the Board of Directors.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)    Exhibits

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99.4 Amended and Restated Settlement Agreement-Mr. Schiffmann  Provided herewith
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99.5 Amended and Restated Settlement Agreement-Mr. Cummings    Provided herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ICOA, INC.

Date:    June 30, 2006                        By:      /s/ George Strouthopoulos
                                                       -------------------------
                                              Name:    George Strouthopoulos
                                              Its:     Chief Executive Officer